SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                DECEMBER 2, 1996


 BRIDGESTONE/FIRESTONE MASTER TRUST.
 (Exact name of registrant as specified in charter)


MASSACHUSSETS                    333-07185            13-3205598
(State or other                (Commission File    (IRS Employer Identification
jurisdiction of                 Number)              Number)
incorporation)

C/O JH MANAGEMENT CORPORATION, ONE INTERNATIONAL PLACE, SUITE 520,
BOSTON, MASSACHUSETTS                               02110-2624
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (617) 951-7690


                         NOT APPLICABLE
(Former name or former address, if changed since last report.)

 Item 5.                   Other Events

         This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Periods ending November 18, 1996, December 18, 1996, January 18, 1997, February 18, 1997 and March 18,
1997.

          Capitalized terms not defined herein have the meanings assigned in the Amended Pooling and Servicing Agreement dated as of November 1, 1996 as supplemented by the Series Supplements thereto, among Bridgestone/Firestone, Inc., Firestone Retail Credit Corporation and The Fuji Bank and Trust Company, which was previously filed as an exhibit to Registration Statement No. 333-07185.


 Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (c)  Exhibits

         EXHIBIT NO.

         19.1     Certificateholders Statements

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       BRIDGESTONE/FIRESTONE MASTER TRUST
                                  (Registrant)

                       By:  Bridgestone/Firestone, Inc., on behalf
                            of Bridgestone/Firestone Master Trust


Date: April 21, 1997   By:
                           Name:  Christine Karbowiak
                           Title: Assistant Secretary

 EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
19.1                                Certificateholders Statements


                     Form of Monthly Servicer's Certificate
                         "Bridgestone/Firestone, Inc."

Bridgestone/Firestone Master Trust


     The undersigned, duly authorized representative of Bridgestone/Firestone, Inc. ("Bridgestone/Firestone"), as Servicer pursuant to the Pooling and Servicing Agreement as amended and restated through November 1, 1996 (the "Agreement"), as supplement by the Series Supplements, among Bridgestone/Firestone, Firestone Retail Credit Corporation, as
         Transferor, and The Fuji Bank and Trust Company, as Trustee, does hereby certify the information set forth below:

     1. Capitalized terms in this Certificate have their respective meaning as set forth in the Agreement or Series Supplement as applicable; provided that the "related Collection Period" shall mean the Collection Period in the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 30.4(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.      Bridgestone/Firestone is the Servicer under the Agreement.

3.      The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occurring on December 2, 1996, and the related Collection Period from October 19,
         1996, through November 18, 1996.


A.      Information regarding the Bridgestone/Firestone Master Trust

1.      Aggregate Receivables as of the end of the related Collection Period:                         429,757,389.14

2.      Aggregate Invested Amount as of the end of the related Collection Period:                     414,084,370.23

3.      (a)     Transferor Amount as of the end of the related Collection Period (*):                  11,375,445.02
        (b)     B/F Amount as of the end of the related Collection Period:                              4,297,573.89
        (c)     Transferor Available Letter of Credit Amount for related Collection Period:            15,000,000.00
        (d)     "Sum of (a), (b), and (c)                                                              30,673,018.91

4.      Item 3(d) as percentage of Item 2:                                                                    7.41%

5.      B/F Percentage as of the end of the related Collection Period:                                        1.00%

     * Includes Subordinated amounts for the Series, as determined for the related Collection Period of October 19, 1996, to November 18, 1996:

        Transferor Amount:                                                                              11,375,445.02
        -       Non-Subordinated                                                                         9,798,703.90
        -       Subordinated 1992-B                                                                      1,576,741.12

B.  Information regarding performance of the Bridgestone/Firestone Master
         Trust Receivable Pool

     1.  The Outstanding Receivable balance as of the beginning of the related
         Collection Period was equal to:                                                               441,049,217.30

     2.  The aggregate amount of billed periodic Finance Charges for the related
         Collection Period was equal to:                                                                 7,487,786.06

     3.  (a) The aggregate amount of Collections, exclusive of Recoveries and
         Merchant Fees, for the related Collection Period was equal to:                                 55,606,169.82

        (b)     Recoveries for the related Collection Period was equal to:                                 611,665.17

        (c)     Merchant Fees for the related Collection Period was equal to:                              350,000.00

     (c) The aggregate balance of Collections for the related Collection Period
         was equal to:                                                                                     56,567,834.99

     4.  The aggregate amount of Principal Collections for the related
         Collection Period was equal to:                                                                   48,382,742.06

     5.  The aggregate amount of Finance Charge Collections for the related
         Collection Period was equal to:                                                                    8,185,092.93

     6.  The aggregate amount of receivables for all Accounts which became
         Defaulted Receivables during the related Collection Period was equal
         to:                                                                                                4,505,547.18

     7.  The aggregate amount of Eligible Receivables arising under Accounts in
         the related Collection Period was equal to:                                                       50,682,740.52

     8.  The aggregate amount of adjustments to Receivables in the related
         Collection Period was equal to:                                                                      743,072.03

     9.  The outstanding Receivable balance as of the end of the related
         Collection Period was equal to (Items 1+2-3(a)-6+7-8):                                           438,364,954.85

     10. Delinquent Balances: The aggregate amounts of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing dates occurring during the related Collection Period:

          (a) 1-30 Days                                                                                    60,511,135.39
          (b) 31-60 Days                                                                                   19,374,172.05
          (c) 61-90 Days                                                                                    9,398,201.84
          (d) 91-120 Days                                                                                   6,547,969.62
          (e) 121-150 Days                                                                                  5,028,788.97
          (f) 151-180 Days                                                                                  4,117,797.85

    Total                                                                                                 104,978,065.72


A.   Information regarding Bridgestone/Firestone Master Trust Series 1996-1
     Allocation Percentages

1        Floating Allocation Percentages:
         Defaulted Receivables/Principal Collections -
           Class A                                                                                                33.58%
           Class B                                                                                                 4.74%
           Collateral Interest                                                                                     1.68%
           Subordinated Transferor Amount                                                                          3.06%

         Finance Charge Collections -
           Class A                                                                                                34.16%
           Class B                                                                                                 4.82%
           Collateral Interest                                                                                     1.71%
           Subordinated Transferor Amount                                                                          3.11%

2.       Fixed Allocation Percentages:                                                                               N/A

3.       The amount of Finance Charge Collections allocable to Series 1996-1
         (Floating Allocation Percentage, times Finance Charge Collections):
           Class A                                                                                          2,796,156.68
           Class B                                                                                            394,329.80
           Collateral Interest                                                                                139,807.83
           Subordinated Transferor Amount                                                                     254,521.97

4.       The amount of Defaulted Receivables ("Investor Default Amount") allocable to
         Series 1996-1 (Floating Allocation Percentage, times Defaulted Receivables):
           Class A                                                                                          1,513,138.10
           Class B                                                                                            213,391.28
           Collateral Interest                                                                                 75,656.91
           Subordinated Transferor Amount                                                                     137,734.37

5.       The amount of Principal collections allocable to Series 1996-1:
         (a)  During the Revolving Period (Floating Allocation Percentage, times
              Principal Collections):
              Class A                                                                                         16,248,807.89
              Class B                                                                                          2,291,498.61
              Collateral Interest                                                                                812,440.39
              Subordinated Transferor Amount                                                                   1,479,058.22
         (b)  During the Controlled Amortization or any Rapid Amortization
              Period (fixed Allocation Percentage, times Principal Collections):                                 N/A

B.   Information regarding the application of funds for the Series 1996-1
     Certificates, pursuant to Section 4.07 of the Series Supplement:

1.       Amounts applicable to Class A:
                  Class A Monthly Interest                                                                    788,388.89
                  Class A Investor Default Amount                                                           1,513,138.10
                  Class A Monthly Servicing Fee                                                               333,333.33
                  Reimbursement of Class A Investor Charge-Offs                                                     N/A

2.       Amounts applicable to Class B:
                  Class B Monthly Interest                                                                    116,949.43
                  Class B Investor Default Amount                                                             213,391.28
                  Class B Monthly Servicing Fee                                                                47,008.55
                  Reimbursement of Class B Investor Charge-Offs                                                      N/A

3.       Amounts applicable to Collateral Interest:
                  Collateral Interest Monthly Interest                                                         38,083.33
                  Collateral Interest Investor Default Amount                                                  75,656.91
                  Collateral Interest Monthly Servicing Fee                                                    16,666.67
                  Reimbursement of Collateral Interest Investor Charge-Offs                                       N/A

4.       Amounts applicable to Subordinated Transferor Amount:
                  Subordinated Transferor Investor Default Amount                                             137,734.37
                  Subordinated Transferor Monthly Servicing Fee                                                30,341.88
                  Reimbursement of Subordinated Transferor Investor Charge-Offs                                    N/A

5.       Excess Finance Charge Collection applicable to:
                  Class A                                                                                     161,296.36
                  Class B                                                                                      16,980.54
                  Collateral Interest                                                                           9,400.92
                  Subordinated Transferor Amount                                                               86,445.72

6.       Required Amount:                                                                                            N/A

7.       Reallocated Principal Collections                                                                           N/A

C. Information on the application of Principal Collections deposited to the Collection Accounted for Series 1996-1 Certificates:

1.       Controlled Amortization due on Distribution Date:                                                           N/A

2.       Monthly Principal deposited to the Collection Account for distribution to                                   N/A
         Certificateholders:

3.       Deficit Controlled Amortization Amount                                                                      N/A

D. Information on the application of Finance Charge Collections deposited to the Collection Account for Series 1996-1 Monthly Interest.

1.       Monthly Interest due on Distribution Date:
                  Class A                                                                                     788,388.89
                  Class B                                                                                     116,949.43
                  Collateral Interest                                                                          38,083.33

2.       Monthly Interest deposited to the Collection Account on Distribution Date:
                  Class A                                                                                     788,388.89
                  Class B                                                                                     116,949.43
                  Collateral Interest                                                                          38,083.33

E.       Information regarding Series 1996-1 Accrued and Unpaid Amounts

1.       The amount of Monthly Interest previously due but not paid on a prior                                    N/A
         Distribution Date:

2.       The amount of Additional Interest due on the current Distribution Date:                                  N/A

3.       The amount of Additional Interest previously due but not paid on a prior                                 N/A
         Distribution Date:

F.       Information Regarding Series 1996-1 Certificate Balances, Invested Amounts,
         and Investor Charge Offs:

1.       Certificate balances:
                  Class A Certificate balance                                                              200,000,000.00
                  Class B Certificate balance                                                               28,205,129.00
                  Collateral Interest Certificate balance                                                   10,000,000.00
                  Subordinated Transferor Certificate balance                                               18,205,129.00

2.       Invested Amounts:
                  Class A Invested Amount                                                                 200,000,000.00
                  Class B Invested Amount                                                                  28,205,129.00
                  Collateral Interest Invested Amount                                                      10,000,000.00
                  Subordinated Transferor Invested Amount                                                  18,205,129.00

3.       Investor Charge Offs for the preceding Collection Period:                                                   N/A

4.       Unreimbursed Investor Charge Offs                                                                           N/A

G.       Information Regarding the Current Distribution to Certificateholders
         ("Payment Date Statement")


1.       Detail of Class A distributions:
                  Total Class A distributions                                                                 788,388.89
                  Class A interest distributions                                                              788,388.89
                  Class A principal distributions                                                                    N/A
                  Total Class A distributions per $1000 original amount Class A                                3.9419445
                  Certificate
                  Class A interest distributions per $1000 original amount Class A                             3.9419445
                  Certificate
                  Class A principal distributions per $1000 original amount Class A                                 N/A
                  Certificate

2.       Detail of Class B distributions:
                  Total Class B distribution                                                                  116,949.43
                  Class B interest distributions                                                              116,949.43
                  Class B principal distributions                                                                    N/A
                  Total Class B distributions per $1000 original amount Class B                                4.1463888
                  Certificate
                  Class B interest distributions per $1000 original amount Class B                             4.1463888
                  Certificate
                  Class B principal distributions per $1000 original amount Class B                                N/A
                  Certificate

3.       Detail of Collateral Interest distributions:
                  Total Collateral Interest distributions                                                      38,083.33
                  Collateral Interest interest distributions                                                   38,083.33
                  Collateral Interest principal distributions                                                        N/A
                  Total Collateral Interest distributions per $1000 original                                   3.8083330
                  amount
                  Collateral Interest distributions per $1000 original amount                                  3.8083330
                  Collateral Interest principal distributions per $1000 original amount                              N/A

G.       Information Regarding the Current Monthly Distribution to
         Certificateholders ("Payment Date Statement") (continued)

3.       Detail of Subordinated Transferor Interest distributions:
                  Subordinated Transferor Interest principal distributions                                           N/A

4.       Excess of Class A Certificate balance over Class A Invested Amount                                          N/A

5.       Excess of Class B Certificate balance over Class B Invested Amount                                          N/A

6.       Excess of Collateral Interest balance over Collateral Interest Invested Amount                              N/A

7.       Excess of Subordinated Transferor Interest balance over Subordinated                                        N/A
         Transferor Invested Amount

H.       Information regarding the Servicer Letter of Credit and the Transferor
         Letter of Credit

1.       The Servicer Available Letter of Credit Amount as of the preceding Determination                  45,000,000.00
         Date

2.       The Transferor Available Letter of Credit Amount as of the preceding                              15,000,000.00
         Determination Date

Both Letters of Credit were drawn down during the entire Collection Period.

I.       The Series 1996-1 Pool Factors

         1. The Series 1996-1 Class A Pool Factor for the preceding Record Date
         (which represents the ratio of the amount of the Class A Invested amount as of such Record Date [adjusted after taking into account any
          reduction in the Class A Invested Amount that will occur on the following                           1.00000000
         Distribution date] to the Initial Class A Invested Amount  [rounded to eight decimal places])

         2. The Series 1996-1 Class B Pool Factor for the preceding Record Date
         (which represents the ratio of the amount of the Class B Invested
         Amount as of such Record Date [adjusted after taking into account any
         reduction in the Class B Invested Amount that will occur on the following                            1.00000000
         Distribution Date] to the Initial Class B Invested Amount  [rounded to eight decimal places])

         3. The Series 1996-1 Collateral Interest Pool Factor for
         the  preceding Record Date (which represents the ratio of the amount of the Collateral Interest Invested
         Amount as of such Record Date [adjusted after taking into account any reduction in the Collateral Interest Invested Amount
         that  will occur on the following                                                                    1.00000000
         Distribution Date] to the  Initial Collateral Interest Invested Amount
         [rounded to  eight decimal places])

         4.  The Series 1996-1 Subordinated Transferor Pool Factor
         for  the preceding Record Date (which represents the ratio of the amount of the
         Subordinated Transferor Invested Amount as of such Record Date [adjusted after taking into account any reduction in the Subordinated Transferor Invested
         amount that will occur on the following                                                              1.00000000
         Distribution Date]  to the Initial Subordinated Transferor Invested Amount
         [rounded to eight decimal places])


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned no Amortization Event with respect to the Series 1996-1 Certificates has occurred.

The Portfolio Yield averaged for the preceding three Collection Periods was not below the Base Rate.

Adjustment will be made as of the related Transfer Date such that:
         - The Transfer amount (plus any amounts under the Transferor Letter of Credit and the B/F Amount) will be greater than or equal to 7% of the Aggregate Invested Amount of all outstanding Series issued by the Trust.

         - the Transferor Amount plus the B/F Amount and the Subordinated
         Transferor Invested Amount (plus the invested amount of any other subordinated Series which is retained by the Transferor and with respect to which no legal opinion is delivered characterizing such certificates as indebtedness for federal income tax purposes) will be greater than 7% of Aggregate Receivables on the last day of the related
         Collection Period.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 27th day of November, 1996.

                                                  Bridgestone/Firestone, Inc.,
                                                  Servicer

                                                  By:
                                                      Eugene E. Stephens
                                                      Servicing Officer


                          Bridgestone/Firestone, Inc.
                       Bridgestone/Firestone Master Trust


The undersigned, duly authorized representative of Bridgestone/Firestone, Inc. ("Bridgestone/Firestone"), as Servicer pursuant to the Pooling and Servicing Agreement as amended and restated through November 1, 1996 (the "Agreement"), as supplement by the Series Supplements, among Bridgestone/Firestone, Firestone Retail Credit Corporation, as Transferor, and The Fuji Bank and Trust Company, as Trustee, does hereby certify the information set forth below:

1. Capitalized terms in this Certificate have their respective meaning as set forth in the Agreement or Series Supplement as applicable; provided that the "related Collection Period" shall mean the Collection Period in the calendar month in which this Certificate is delivered. This certificate is delviered pursuant to subsection 3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   Bridgestone/Firestone is the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on January 2, 1997, and the related Collection Period from November 19, 1996 through December 18, 1996.

A.   Information regarding the Bridgestone/Firestone Master Trust

1.   Aggregate Receivables as of the end of the Period:                                    428,111,654.97

2.   Aggregate Invested Amount as of the end of the Period:                                414,123,042.03

3.   (a) Transferor Amount as of the end of the Period (*):                                  9,707,496.39

     (b)  B/F Amount as of the end of the Period:                                            4,281,116.55

     (c)  Transferor Available Letter of Credit Amount for the Period:                      15,000,000.00

     (d)  Sum of (a), (b), and (c)                                                          28,988,612.94

4.   Item 3(d) as percentage of Item 2:                                                             7.00%

5.   B/F Percentage as of the end of the related Collection Period:                                                    1.00%

*    Includes Subordinated amounts for the Series, as determined for the related
     Collection Period of November 19, 1996 to December 18, 1996:

        Transferor Amount:                                                                   9,707,496.39
        -    Non-Subordinated                                                                9,707,496.39
        -    Subordinated 1992-B                                                                     0.00


                         Form of Servicer's Certificate
                         Bridgestone/Firestone, Inc.

B.   Information regarding performance of the Bridgestone/Firestone Master Trust
     Receivable Pool

1.   The Outstanding Receivable balance as of the beginning of the related Collection
     Period was equal to:                                                                    438,364,954.85

2.   The aggregate amount of billed periodic Finance Charges for the related Collection
     Period was equal to:                                                                      7,436,560.97

3.   (a) The aggregate amount of Collections, exclusive of Recoveries and
         Merchant Fees, for the related Collection Period was equal to:                       54,800,684.58

     (b) Recoveries for the related Collection Period was equal to:                              639,777.66

     (c) Merchant Fees for the related Collection Period was equal to:                           350,000.00

     (d) The aggregate balance of Collections for the related Collection Period
         was equal to:                                                                        55,790,462.24


4.   The aggregate amount of Principal Collections for the related Collection
     Period was equal to:                                                                     46,544,865.64

5.   The aggregate amount of Finance Charge Collections for the related Collection
     Period was equal to:                                                                      9,245,596.60

6.   The aggregate amount of receivables for all Accounts which became Defaulted
     Receivables during the related Collection Period was equal to:                            4,524,734.73

7.   The aggregate amount of Eligible Receivables arising under Accounts in the
     related Collection Period was equal to:                                                  49,776,242.39

8.   The aggregate amount of adjustments to Receivables in the related Collection
     Period was equal to:                                                                        704,155.54

9.   The outstanding Receivable balance as of the end of the related Collection Period
     was equal to (Items 1+2-3(a)-6+7-8):                                                    435,548,183.36

10.  Delinquent Balances:

     The aggregate amounts of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing dates occurring during the
     Period:

        (a) 1-30 Days                                                                       63,980,840.00
        (b) 31-60 Days                                                                      19,884,362.09
        (c) 61-90 Days                                                                       9,497,617.64
        (d) 91-120 Days                                                                      6,598,944.41
        (e) 121-150 Days                                                                     5,071,198.29
        (f) 151-180 Days                                                                     4,125,702.38
          Total                                                                            109,158,664.81

Schedule - to Monthly Servicer's Certificate with respect to the Series 1996-1
Certificates

                         Bridgestone/Firestone, Inc.

              Bridgestone/Firestone Master Trust, Series 1996-1


A.   Information regarding Bridgestone/Firestone Master Trust Series 1996-1
     Allocation Percentages

1.   Floating Allocation Percentages:

     Defaulted Receivables/Principal Collections -
       Class A                                                                                     46.54%
       Class B                                                                                      6.56%
       Collateral Interest                                                                          2.33%
       Subordinated Transferor Amount                                                               4.24%

     Finance Charge Collections -
       Class A                                                                                     47.80%
       Class B                                                                                      6.74%
       Collateral Interest                                                                          2.39%
       Subordinated Transferor Amount                                                               4.35%

2.   Fixed Allocation Percentages:                                                                   N/A

3.   The amount of Finance Charge Collections allocable to Series 1996-1
     (Floating Allocation Percentage, times Finance Charge Collections):
        Class A                                                                              4,419,691.97
        Class B                                                                                623,289.91
        Collateral Interest                                                                    220,984.60
        Subordinated Transferor Amount                                                         402,305.31

4.   The amount of Defaulted Receivables ("Investor Default Amount")
     allocable to Series 1996-1 (Floating Allocation Percentage, times Defaulted
     Receivables):
       Class A                                                                               2,105,715.85
       Class B                                                                                 296,959.94
       Collateral Interest                                                                     105,285.79
       Subordinated Transferor Amount                                                          191,674.14

5.   The amount of Principal Collections allocable to Series 1996-1:

     (a)  During the Revolving Period (Floating Allocation Percentage, times
          Principal Collections):
             Class A                                                                        21,660,996.09
             Class B                                                                         3,054,755.95
             Collateral Interest                                                             1,083,049.80
             Subordinated Transferor Amount                                                  1,971,706.14

     (b)  During the Controlled Amortization or any Rapid Amortization Period
          (Fixed Allocation Percentage, times Principal Collections):                              N/A

              Bridgestone/Firestone Master Trust, Series 1996-1


B.   Information regarding the application of funds for the Series 1996-1
     Certificates, pursuant to Section 4.07 of the Series Supplement:

1.   Amounts applicable to Class A:
       Class A Monthly Interest                                                              1,028,333.33
       Class A Investor Default Amount                                                       2,105,715.85
       Class A Monthly Servicing Fee                                                           333,333.33
       Reimbursement of Class A Investor Charge-Offs                                               N/A

2.   Amounts applicable to Class B:
       Class B Monthly Interest                                                                152,542.74
       Class B Investor Default Amount                                                         296,959.94
       Class B Monthly Servicing Fee                                                            47,008.55
       Reimbursement of Class B Investor Charge-Offs                                                N/A

3.   Amounts applicable to Collateral Interest:
       Collateral Interest Monthly Interest                                                     50,805.56
       Collateral Interest Investor Default Amount                                             105,285.79
       Collateral Interest Monthly Servicing Fee                                                16,666.67
       Reimbursement of Collateral Interest Investor Charge-Offs                                    N/A

4.   Amounts applicable to Subordinated Transferor Amount:
       Subordinated Transferor Investor Default Amount                                         191,674.14
       Subordinated Transferor Monthly Servicing Fee                                            30,341.88
       Reimbursement of Subordinated Transferor Investor Charge-Offs                                N/A

5.   Excess Finance Charge Collections applicable to:
       Class A                                                                                 952,309.46
       Class B                                                                                 126,778.68
       Collateral Interest                                                                      48,226.58
       Subordinated Transferor Amount                                                          180,289.29

6.   Required Amount:                                                                                N/A

7.   Reallocated Principal Collections                                                               N/A

               Bridgestone/Firestone Master Trust, Series 1996-1


C. Information on the application of Principal Collections deposited to the Collection Account for Series 1996-1 Certificates:

1.   Controlled Amortization due on Distribution Date:                                               N/A

2.   Monthly Principal deposited to the Collection Account for distribution to
     Certificateholders:                                                                             N/A

3.   Deficit Controlled Amortization Amount                                                          N/A

D. Information on the application of Finance Charge Collections deposited to the Collection Account for Series 1996-1 Monthly Interest:

1.   Monthly Interest due on Distribution Date:
       Class A                                                                               1,028,333.33
       Class B                                                                                 152,542.74
       Collateral Interest                                                                      50,805.56

2.   Monthly Interest deposited to the Collection Account on Distribution Date:
       Class A                                                                              1,028,333.33
       Class B                                                                                152,542.74
       Collateral Interest                                                                     50,805.56

E.   Information regarding Series 1996-1 Accrued and Unpaid Amounts

1.   The amount of Monthly Interest previously due but not paid on a prior
     Distribution Date:                                                                              N/A

2.   The amount of Additional Interest due on the current Distribution Date:                         N/A

3.   The amount of Additional Interest previously due but not paid on a prior
     Distribution Date:                                                                              N/A

               Bridgestone/Firestone Master Trust, Series 1996-1



F. Information Regarding Series 1996-1 Certificate Balances, Invested Amounts, and Investor Charge Offs:

1.   Certificate balances:

       Class A Certificate balance                                                         200,000,000.00
       Class B Certificate balance                                                          28,205,129.00
       Collateral Interest Certificate balance                                              10,000,000.00
       Subordinated Transferor Certificate balance                                          18,205,129.00

2.   Invested Amounts:

       Class A Invested Amount                                                             200,000,000.00
       Class B Invested Amount                                                              28,205,129.00
       Collateral Interest Invested Amount                                                  10,000,000.00
       Subordinated Transferor Invested Amount                                              18,205,129.00

3.   Investor Charge Offs for the preceding Collection Period:                                  N/A

4.   Unreimbursed Investor Charge Offs                                                          N/A

G.   Information Regarding the Current Monthly Distribution to
     Certificateholders ("Payment Date Statement")

1.   Detail of Class A distributions:

       Total Class A distributions                                                           1,028,333.33
       Class A interest distributions                                                        1,028,333.33
       Class A principal distributions                                                               N/A
       Total Class A distributions per $1000 original amount
     Class A Certificate                                                                        5.1416667
       Class A interest distributions per $1000 original amount
       Class A Certificate                                                                      5.1416667
       Class A principal distributions per $1000 original amount
       Class A Certificate                                                                           N/A

2.   Detail of Class B distributions:

       Total Class B distributions                                                             152,542.74
       Class B interest distributions                                                          152,542.74
       Class B principal distributions                                                               N/A
       Total Class B distributions per $1000 original amount
       Class B Certificate                                                                      5.4083334
       Class B interest distributions per $1000 original amount
           Class B Certificate                                                                  5.4083334
       Class B principal distributions per $1000 original amount
           Class B Certificate                                                                      N/A

3.   Detail of Collateral Interest distributions:

       Total Collateral Interest distributions                                                  50,805.56
       Collateral Interest interest distributions                                               50,805.56
       Collateral Interest principal distributions                                                   N/A
       Total Collateral Interest distributions per $1000 original amount                        5.0805560
       Collateral Interest interest distributions per $1000 original amount                     5.0805560
       Collateral Interest principal distributions per $1000 original amount                         N/A


               Bridgestone/Firestone Master Trust, Series 1996-1


G.   Information Regarding the Current Monthly Distribution to
     Certificateholders (""Payment Date Statement"") (continued)"

3.   Detail of Subordinated Transferor Interest distributions:

          Subordinated Transferor Interest principal distributions                                   N/A

4.   Excess of Class A Certificate balance over Class A Invested Amount                              N/A

5.   Excess of Class B Certificate balance over Class B Invested Amount                              N/A

6.   Excess of Collateral Interest balance over Collateral Interest Invested
     Amount                                                                                          N/A

7.   Excess of Subordinated Transferor Interest balance over Subordinated
     Transferor Invested Amount                                                                      N/A

H.   Information regarding the Servicer Letter of Credit and the Transferor
     Letter of Credit

1.   The Servicer Available Letter of Credit Amount as of the preceding
     Determination Date                                                                     45,000,000.00

2.   The Transferor Available Letter of Credit Amount as of the preceding
     Determination Date                                                                     15,000,000.00

Both Letters of Credit were drawn down during the entire Collection Period.

I.   The Series 1996-1 Pool Factors

1.   The Series 1996-1 Class A Pool Factor for the preceding Record Date (which represents the ratio of the amount of the Class A Invested Amount as of such Record Date [adjusted after taking into account any reduction in the
     Class A Invested Amount that will occur on the following Distribution Date]
     to the Initial Class A Invested Amount [rounded to eight decimal places])                 1.00000000

2.   The Series 1996-1 Class B Pool Factor for the preceding Record Date (which represents the ratio of the amount of the Class B Invested Amount as of such Record Date [adjusted after taking into account any reduction in the
     Class B Invested Amount that will occur on the following Distribution Date]
     to the Initial Class B Invested Amount [rounded to eight decimal places])                 1.00000000

3.   The Series 1996-1 Collateral Interest Pool Factor for the preceding Record
     Date (which represents the ratio of the amount of the Collateral Interest
     Invested Amount as of such Record Date [adjusted after taking into account any reduction in the Collateral Interest Invested Amount that will occur on the following Distribution Date] to the Initial Collateral Interest
     Invested Amount [rounded to eight decimal places])                                        1.00000000

4.   The Series 1996-1 Subordinated Transferor Pool Factor for the preceding
     Record Date (which represents the ratio of the amount of the Subordinated
     Transferor Invested Amount as of such Record Date [adjusted after taking into account any reduction in the Subordinated Transferor Invested Amount that will occur on the following Distribution Date] to the Initial
     Subordinated Transferor Invested Amount [rounded to eight decimal places])                1.00000000

               Bridgestone/Firestone Master Trust, Series 1996-1



Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned no Amortization Event with respect to the Series 1996-1 Certificates has occurred.

The Portfolio Yield averaged for the preceding three Collection Periods was not below the Base Rate.

Adjustment will be made as of the related Transfer Date such that:

     - The Transferor Amount (plus any amounts under the Transferor Letter of Credit and the B/F Amount) will be greater than or equal to 7% of the Aggregate Invested Amount of all outstanding Series issued by the Trust.

     - The Transferor Amount plus the B/F Amount and the Subordinated Transferor Invested Amount (plus the invested amount of any other subordinated Series which is retained by the Transferor and with respect to which no legal opinion is delivered characterizing such certificates as indebtedness for federal income tax purposes) will be greater than 7% of Aggregate Receivables on the last day of the related Collection Period.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 30th day of December, 1996.

                        Bridgestone/Firestone, Inc.,
                        Servicer

                        By:/S/
                           Eugene E. Stephens
                           Servicing Officer

Form of Monthly Servicer's Certificate
"Bridgestone/Firestone, Inc."


Bridgestone/Firestone Master Trust


     "The undersigned, duly authorized representative of Bridgestone/Firestone, Inc. (""Bridgestone/Firestone""), as Servicer pursuant to the Pooling and Servicing Agreement as amended and restated through November 1, 1996 (the ""Agreement""), as supplement by the Series Supplements, among Bridgestone/Firestone, Firestone Retail Credit Corporation, as
         Transferor, and The Fuji Bank and Trust Company, as Trustee, does hereby certify the information set forth below:

     1. Capitalized terms in this Certificate have their respective meaning as set forth in the Agreement or Series Supplement as applicable; provided that the "related Collection Period" shall mean the Collection Period in the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections andsubsections in the Agreement.

2.      Bridgestone/Firestone is the Servicer under the Agreement.

3.      The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occurring on February 3, 1997, and the related Collection Period from December 19,
         1996, through January 18, 1997.

A.      Information regarding the Bridgestone/Firestone Master Trust

1.      Aggregate Receivables as of the end of the related Collection Period:                 423,112,478.25

2.      Aggregate Invested Amount as of the end of the related Collection Period:             409,450,914.25

3.      (a)     Transferor Amount as of the end of the related Collection Period (*):           9,430,439.22
        (b)     B/F Amount as of the end of the related Collection Period:                      4,231,124.78
        (c)     Transferor Available Letter of Credit Amount for related Collection Period:    15,000,000.00
        (d)     Sum of (a), (b), and (c)                                                       28,661,564.00

4.      Item 3(d) as percentage of Item 2:                                                              7.00%

5.      B/F Percentage as of the end of the related Collection Period:                                  1.00%

     * Includes Subordinated amounts for the Series, as determined for the related Collection Period of December 19, 1996, to January 18, 1997:

        Transferor Amount:                                                                       9,430,439.22
        -       Non-Subordinated                                                                 9,430,439.22
        -       Subordinated 1992-B                                                                      0.00

Form of Monthly Servicer's Certificate
Bridgestone/Firestone, Inc.

     B.  Information regarding performance of the Bridgestone/Firestone Master
         Trust Receivable Pool

     1.  The Outstanding Receivable balance as of the beginning of the related
         Collection Period was equal to:                                                        435,548,183.36

     2.  The aggregate amount of billed periodic Finance Charges for the related
         Collection Period was equal to:                                                          7,555,654.77

     3.  (a) The aggregate amount of Collections, exclusive of Recoveries and
         Merchant Fees, for the related Collection Period was equal to:                          52,755,544.98

        (b)     Recoveries for the related Collection Period was equal to:                          620,235.95

        (c)     Merchant Fees for the related Collection Period was equal to:                       350,000.00

        (c)     The aggregate balance of Collections for the related Collection Period
                was equal to:                                                                    53,725,780.93

     4.  The aggregate amount of Principal Collections for the related
         Collection Period was equal to:                                                         44,644,752.01

     5.  The aggregate amount of Finance Charge Collections for the related
         Collection Period was equal to:                                                           9,081,028.92

     6.  The aggregate amount of receivables for all Accounts which became
         Defaulted Receivables during the related Collection Period was equal
         to:                                                                                       4,355,980.64

     7.  The aggregate amount of Eligible Receivables arising under Accounts in
         the related Collection Period was equal to:                                              45,357,354.63

     8.  The aggregate amount of adjustments to Receivables in the related
         Collection Period was equal to:                                                             681,535.12

     9.  The outstanding Receivable balance as of the end of the related
         Collection Period was equal to (Items 1+2-3(a)-6+7-8):                                 430,668,132.02

10.     Delinquent Balances:
        The aggregate amounts of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing dates occurring during the related Collection Period:

       (a) 1-30 Days                                                                             66,906,589.08
       (b) 31-60 Days                                                                            22,181,509.04
       (c) 61-90 Days                                                                            10,358,200.69
       (d) 91-120 Days                                                                            6,892,838.46
       (e) 121-150 Days                                                                           5,273,531.87
       (f) 151-180 Days                                                                           4,237,008.01
          Total                                                                                 115,849,677.15

A.  Information regarding Bridgestone/Firestone Master Trust
Series 1996-1 Allocation

1.  Floating allocation Percentages:

Defaulted Receivables/Principal Collections                                                             46.72%
         Class A                                                                                         6.59%
         Class B                                                                                         2.34%
         Collateral Interest                                                                             2.34%
         Subordinated Transferor Amount                                                                  4.25%

Finance Charge Collections
         Class A                                                                                        47.80%
         Class B                                                                                         6.74%
         Collateral Interest                                                                             2.39%
         Subordinated Transferor Amount                                                                   4.35

2.       Fixed allocation Percentages:                                                                     N/A

3.      The amount of finance Charge Collections
        allocable to Series 1996-1 (Floating Allocation Percentage, times Finance
         Charge Collections):
         Class A                                                                                  4,340,792.86
         Class B                                                                                    612,163.11
         Collateral Interest                                                                        217,039.64
         Subordinated Transferor Amount                                                             395,123.47

4.       The amount of Defaulted Receivables ("Investor Default Amount") allocable to Series 1996-1 (Floating Allocation Percentage, times Defaulted Receivables):
         Class A                                                                                  2,034,974.10
         Class B                                                                                    286,983.53
         Collateral Interest                                                                        101,748.70
         Subordinated Transferor Amount                                                             185,234.83

5.       The amount of Principal Collections allocable to Series 1996-1
         (a)      During the Revolving Period (Floating Allocation
                  Percentage, times Principal Collections):
         Class A                                                                                 20,856,592.66
         Class B                                                                                  2,941,314.43
         Collateral Interest                                                                      1,042,829.63
         Subordinated Transferor Amount                                                           1,898,484.80

         (b)      During the Controlled Amortization or any Rapid
                  Amortization Period (Fixed Allocation Percentage,                                         N/A
                  times Principal Collections):

B. Information regarding the application of funds for the Series 1996-1 Certificates, pursuant to Section 4.07 of the
         Series Supplement:

1.       Amounts applicable to Class A:
         Class A Monthly Interest                                                                 1,028,333.33
         Class A Investor Default Amount                                                          2,034,974.10
         Class A Monthly Servicing Fee                                                               33,333.33
         Reimbursement of Class A Investor                                                                 N/A
         Charge-Offs

2.       Amounts applicable to Class B:
         Class B Monthly Interest                                                                   152,542.74
         Class B Investor Default Amount                                                            286,983.52
         Class B Monthly Servicing Fee                                                               47,008.55
         Reimbursement of Class B Investor                                                                 N/A
         Charge-Offs

3.       Amounts applicable to Collateral Interest:
         Collateral Interest Monthly Interest                                                        50,267.36
         Collateral Interest Investor Default Amount                                                101,748.70
         Collateral Interest Monthly Servicing Fee                                                   16,666.67
         Reimbursement of Collateral Interest                                                              N/A
         Investor Charge-Offs

4.       Amounts applicable to Subordinated Transferor Amount:
         Subordinated Transferor Investor Default Amount                                            185,234.83
         Subordinated Transferor Monthly Servicing Fee                                               30,341.88
         Reimbursement of Subordinated Transferor                                                          N/A
         Investor Charge-Offs

5.       Excess Finance Charge Collections applicable to:
         Class A                                                                                    944,152.10
         Class B                                                                                    125,628.29
         Collateral Interest                                                                         48,356.91
         Subordinated Transferor Amount                                                             179,546.76

6.       Required Amount:                                                                                  N/A

7.       Reallocated Principal Collections                                                                 N/A

C. Information on the application of Principal Collections deposited to the Collection Account for Series 1996-1 Certificates:

         1.  Controlled Amortization due on Distribution Date:                                             N/A

         2.  Monthly Principal deposited to the Collection                                                 N/A
             Account for distribution to Certificateholders:

         3.  Deficit Controlled Amortization Amount:                                                       N/A

D. Information on the application of Finance Charge Collections deposited to the Collection Account for Series 1996-1 Monthly
         Interest:

         1.  Monthly Interest due on Distribution Date:
         Class A                                                                                  1,028,333.33
         Class B                                                                                    152,542.74
         Collateral Interest                                                                         50,267.36

         2.  Monthly Interest deposited to the Collection Account
             on Distribution Date:
         Class A                                                                                  1,028,333.33
         Class B                                                                                    152,542.74
         Collateral Interest                                                                         50,267.36

E.       Information regarding Series 1996-1 Accrued and Unpaid Amounts

         1.       The amount of Monthly Interest previously due but not                                  N/A
                  paid on a prior Distribution Date:

         2.       The amount of Additional Interest due on the                                           N/A
                  current Distribution Date:

         3.       The amount of Additional Interest previously due but not                               N/A
                  paid on a prior Distribution Date:

F.        Information Regarding Series 1996-1 Certificate
          Balances, Invested Amounts, and Investor Charge
          Offs:

      1.   Certificate balances:
                Class A Certificate balance                                                        200,000,000.00
                Class B Certificate balance                                                         28,205,129.00
                Collateral Interest Certificate balance                                             10,000,000.00
                Subordinated Transferor Certificate balance                                         18,205,129.00

      2.        Invested Amounts:
                Class A Invested Amount                                                           200,000,000.00
                Class B Invested Amount                                                            28,205,129.00
                Collateral Interest Invested Amount                                                10,000,000.00

      3.   Investor Charge Offs for the preceding Collection Period:                                      N/A

      4.   Unreimbursed Investor Charge Offs                                                               N/A


 G.  Information Regarding the Current Monthly Distribution to
     Certificateholders ("Payment Date Statement")

      1.    Detail of Class A distributions:
                Total Class A distributions                                                       1,028,333.33
                Class A interest distributions                                                    1,028,333.33
                Class A principal distributions                                                        N/A
                Total Class A distributions per $1000 original amount
                Class A Certificate                                                                 5.1416667
                Class A interest distributions per $1000 original amount                            5.1416667
                Class A  Certificate
                Class A principal distributions per $1000 original amount                                N/A
                Class A  Certificate

      2.    Detail of Class B distributions:
                Total Class B distributions                                                       152,542.74
                Class B interest distributions                                                    152,542.74
                Class B principal distributions                                                       N/A
                Total Class B distributions per $1000 original amount Class B                     5.4083334
                 Certificate
                Class B interest distributions per $1000 original amount                          5.4083334
                Class B  Certificate
                Class B principal distributions per $1000 original amount                           N/A
                Class B  Certificate

      3.   Detail of Collateral Interest distributions:
                 Total Collateral Interest distributions                                           50,267.36
                Collateral Interest interest distributions                                         50,267.36
                Collateral Interest principal distributions                                          N/A
                Total Collateral Interest distributions per $1000 original                         5.0267360
                amount
                Collateral Interest interest distributions per $1000 original                      5.0267360
                amount
                Collateral Interest principal distributions per $1000                                N/A
                original amount

G.  Information Regarding the Current Monthly Distribution to
         Certificateholders ("Payment Date Statement") (continued)

       3. Detail of Subordinated Transferor Interest distributions:
             Subordinated Transferor Interest principal distributions                               N/A

       4.  Excess of Class A Certificate balance over Class A Invested Amount                       N/A

       5.  Excess of Class B Certificate balance over Class B Invested Amount                       N/A

       6.  Excess of Collateral Interest balance over                                               N/A
           Collateral Interest Invested  Amount

       7.  Excess of Subordinated Transferor Interest                                               N/A
           balance over Subordinated Transferor Invested Amount

H.    Information regarding the Servicer Letter of Credit and the Transferor
      Letter of Credit

      1.   The Servicer Available Letter of Credit Amount as of the preceding
           Determination Date                                                                   45,000,000.00

      2.   The Transferor Available Letter of Credit
            Amount as of the preceding Determination Date                                       15,000,000.00


Both letters of Credit were drawn down during the entire Collection Period.


I.      The Series 1996-1 Pool Factors

1.       The Series 1996-1 Class A Pool Factor for the
         preceding Record Date (which represents the
         ratio of the amount of the Class A Invested
         Amount as of such Recorded Date [adjusted
         after taking into account any reduction in
         the Class A Invested Amount that will occur on
         the  following Distribution Date] to the
         Initial Class A Invested amount [rounded to eight decimal places])                      1.00000000

2.        The Series 1996-1 Class B Pool Factor for the
          preceding Record Date (which represents the
          ratio of the amount of the Class B Invested
          Amount as of such Record Date [adjusted after
          taking into account any reduction in the Class B
          Invested Amount that will occur on the following                                  1.00000000
          Distribution Date] to the Initial Class B
          Invested Amount [rounded to eight decimal
          places])

3.        The Series 1996-1 Collateral Interest Pool Factor
          for the preceding record Date (which represents
          the ratio of the amount of the Collateral
          Interest Invested Amount as of such Record Date
          [adjusted after taking into account any
          reduction in the Collateral Interest Invested                                      1.00000000
          Amount  that will occur on the following
          Distribution Date] to the Initial Collateral
          Interest Invested Amount [rounded to eight
          decimal places])

4.        The Series 1996-1 Subordinated Transferor Pool
          Factor for the preceding Record Date (which
          represents the ratio of the amount of the
          Subordinated Transferor Invested Amount as of
          such Record Date [adjusted after taking into
          account any reduction in the Subordinated
          Transferor Invested Amount that will occur on                                     1.00000000
          the following Distribution Date] to the Initial
          Subordinated Transferor Invested amount [rounded
          to eight decimal places])


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned no Amortization Event with respect to the Series 1996-1 Certificates has occurred.

The Portfolio Yield averaged for the preceding three Collection
Periods was not below the Base Rate.

Adjustment will be made as of the related Transfer Date such that:
         -  The Transferor Amount (plus any amounts under the
         Transferor Letter of Credit and the B/F Amount) will be greater than or equal to 7% of the Aggregate Invested
         Amount of all outstanding Series issued by the Trust.

         -  The Transferor Amount plus the B/F Amount and the
         Subordinated Transferor Invested Amount (plus the invested amount of any other subordinated Series which is retained by the Transferor and with respect to which no legal opinion is delivered characterizing such certificates as indebtedness for federal income tax purposes) will be greater than 7% of Aggregate Receivables on the last day of the related Collection Period.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 30th day of January, 1997.

                                                Bridgestone/Firestone, Inc.
                                                Servicer

                                                By: /s/

                                                Servicing Officer

Bridgestone/Firestone, Inc.
Bridgestone/Firestone Master Trust

     The undersigned, duly authorized representative of Bridgestone/Firestone, Inc. ("Bridgestone/Firestone"), as Servicer pursuant to the Pooling and Servicing Agreement as amended and restated through November 1, 1996
         (the "Agreement"), as supplement by the Series supplements, among Bridgestone/ Firestone, Firestone Retail Credit Corporation, as
         Transferor, and The Fuji Bank and Trust Company, as Trustee, does hereby certify the information set forth below:

     1. Capitalized terms in this Certificate have their respective meaning as set forth in the Agreement or Series Supplement as applicable; provided that the "related Collection Period" shall mean the Collection Period in the calendar month in which this Certificate delivered. This certificate is delivered pursuant to subsection 3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.      Bridgestone/Firestone is the Servicer under the Agreement.

3.      The undersigned is a Servicing Officer.

     4.  This Certificate relates to the Distribution Date occurring on March 3,
         1997, and the related Collection Period from January 19, 1997, through
         February 18, 1997.

A.      Information regarding the Bridgestone/Firestone Master Trust

1.      Aggregate Receivables as of the end of the related Collection Period:                          412,121,299.56
2.      Aggregate Invested Amount as of the end of the related Collection Period:                      399,178,784.64
3.      (a)     Transferor Amount as of the end of the related Collection Period (*):                    8,821,301.92
        (b)     B/F Amount as of the end of the related Collection Period:                               4,121,213.00
        (c)     Transferor Available Letter of Credit Amount for related Collection Period:             15,000,000.00
        (d)     Sum of (a), (b), and (c)                                                                27,942,514.92

4.      Item 3(d) as percentage of Item 2:                                                                    7.00%

5.      B/F Percentage as of the end of the related Collection Period:                                        1.00%

     * Includes Subordinated amounts for the Series, as determined for the related Collection Period of January 19, 1997, to February 18, 1997:

        Transferor Amount:                                                                            8,821,301.92
        -       Non-Subordinated                                                                      8,821,301.92
        -       Subordinated 1992-B                                                                           0.00

Form of Monthly Servicer's Certificate
"Bridgestone/Firestone, Inc."


     B.  Information regarding performance of the Bridgestone/Firestone Master
         Trust Receivable Pool

     1.  The Outstanding Receivable balance as of the beginning of the related
         Collection Period was equal to:                                                                430,668,132.02

     2.  The aggregate amount of billed periodic Finance Charges for the related
         Collection Period was equal to:                                                                  7,446,371.08

     3.  (a) The aggregate amount of Collections, exclusive of Recoveries and
         Merchant Fees, for the related Collection Period was equal to:                                  57,428,090.62

        (b)     Recoveries for the related Collection Period was equal to:                                  633,801.82

        (c)     Merchant Fees for the related Collection Period was equal to:                               350,000.00

        (c)     The aggregate balance of Collections for the related Collection Period was equal to:     58,411,892.44

4.      The aggregate amount of Principal Collections for the related Collection Period was equal to:    49,242,667.89

5.       The aggregate amount of Finance Charge Collections for the related
         Collection Period was equal to:                                                                  9,169,224.55

     6.  The aggregate amount of receivables for all Accounts which became
         Defaulted Receivables during the related Collection Period was equal to:                         4,553,913.02

     7.  The aggregate amount of Eligible Receivables arising under Accounts in
         the related Collection Period was equal to:                                                     44,166,821.44

     8.  The aggregate amount of adjustments to Receivables in the related
         Collection Period was equal to:                                                                    731,655.92

     9.  The outstanding Receivable balance as of the end of the related
         Collection Period was equal to (Items 1+2-3(a)-6+7-8):                                        419,567,664.98


10.     Delinquent Balances:
        The aggregate amounts of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing dates occurring during the related Collection Period:

       (a) 1-30 Days                                                                                     59,670,258.72
       (b) 31-60 Days                                                                                    20,649,528.49
       (c) 61-90 Days                                                                                    10,366,039.35
       (d) 91-120 Days                                                                                    6,920,792.21
       (e) 121-150 Days                                                                                   5,262,202.55
       (f) 151-180 Days                                                                                   4,297,478.29
          Total                                                                                         107,166,299.61

A. Information regarding Bridgestone/Firestone Master Trust Series 1996-1 Allocation
Percentages

1.   Floating Allocation Percentages:
     Defaulted Receivables/Principal Collections-
          Class A                                                                                              47.27%
          Class B                                                                                               6.67%
          Collateral Interest                                                                                   2.36%
          Subordinated Transferor Amount                                                                        4.30%

     Finance Charge Collections-
          Class A                                                                                              48.35%
          Class B                                                                                               6.82%
          Collateral Interest                                                                                   2.42%
          Subordinated Transferor Amount                                                                        4.40%

2.   Fixed Allocation Percentages:                                                                                 N/A

3.   The amount of Finance Charge Collections allocable to Series 1996-1
     (Floating Allocation Percentage, times Finance charge Collections);

          Class A                                                                                           4,432,981.70
          Class B                                                                                             625,164.10
          Collateral Interest                                                                                 221,649.09
          Subordinated Transferor Amount                                                                      403,515,02

4.   The amount of Defaulted Receivables ("Investor Default Amount") allocable to Series 1996-1 (Floating Allocation Percentage, times Defaulted Receivables);

          Class A                                                                                             2,152,577.98
          Class B                                                                                               303,568,70
          Collateral Interest                                                                                   107,628.90
          Subordinated Transferor Amount                                                                        195,939.80
5.   The amount of Principal Collections allocable to Series 1996-1:
     (a) During the Revolving Period (Floating Allocation Percentage, times
     Principal Collections);

          Class A                                                                                             23,276,395.96
          Class B                                                                                              3,282,568.75
          Collateral Interest                                                                                  1,163,819.80
          Subordinated Transferor Amount                                                                       2,118,748.96
     (b) During the Controlled Amortization or any Rapid Amortization Period
         (Fixed Allocation Percentage, times Principal Collections):                                                   N/A

B.   Information regarding the application of funds for the Series 1996-1
     Certificates, pursuant to Section 4.07 of the Series Supplement:

1.   Amounts applicable to Class A:
          Class A Monthly Interest                                                                              1,028,333.33
          Class A Investor Default Amount                                                                       2,152,577.98
          Class A Monthly Servicing Fee                                                                           333,333.33

2.   Amounts applicable to Class B:
          Class B Monthly Interest                                                                                 152,542.74
          Class B Investor Default Amount                                                                          303,568.70
          Class B Monthly Servicing Fee                                                                             47,008.55
          Reimbursement of Class B Investor Charge-Offs                                                                 N/A

3.   Amounts applicable to Collateral Interest:
          Collateral Interest Monthly Interest                                                                      46,538.20
          Collateral Interest Investor Default Amount                                                              107,628.90
          Collateral Interest Monthly Servicing Fee                                                                 16,666.67
          Reimbursement of Collateral Interest Investor Charge-Offs                                                     N/A

4.   Amounts applicable to Subordinated Transferor Amount:
          Subordinated Transferor Investor Default Amount                                                          195,939.80
          Subordinated Transferor Monthly Servicing Fee                                                             30,341.88
          Reimbursement of Subordinated Transferor Investor Charge-offs                                                 N/A

5.   Excess Finance Charge Collections applicable to:
          Class A                                                                                                   918,737.06
          Class B                                                                                                   122,044.11
          Collateral Interest                                                                                        50,815.32
          Subordinated Transferor Amount                                                                            177,233.34

6.   Required Amount:                                                                                                   N/A

7.   Reallocated Principal Collections                                                                                  N/A

C. Information on the application of Principal Collections deposited to the Collection Account for Series 1996-1 Certificates:

1.   Controlled Amortization due on Distribution Date:                                                                   N/A

2.   Monthly Principal deposited to the Collection Account for distribution to
     Certificateholders;                                                                                                 N/A

3.   Deficit Controlled Amortization Amount                                                                              N/A

D. Information on the application of Finance Charge Collections deposited to the Collection Account for Series 1996-1 Monthly Interest:

1.   Monthly Interest due on Distribution Date:

          Class A                                                                                                1,028,333.33
          Class B                                                                                                  152,542.74
          Collateral Interest                                                                                       46,538.20

2.   Monthly Interest deposited to the Collection Account on Distribution Date:

          Class A                                                                                                1,028,333.33
          Class B                                                                                                  152,542.74
          Collateral Interest                                                                                       46,538.20

E.   Information regarding Series 1996-1 Accrued and Unpaid Amounts

1.   The amount of Monthly Interest previously due but not paid on a prior
     Distribution Date:                                                                                                 N/A

2.   The amount of Additional Interest due on the current Distribution Date:                                            N/A

3.   The amount of Additional Interest previously due but not paid on a prior                                           N/A

     Distribution Date:

F.  Information Regarding Series 1996-1 Certificate Balances,
Invested Amounts, and Investor
      Charge Offs:

1.  Certificate balances:
       Class A Certificate balance                                                                        200,000,000.00
       Class B Certificate balance                                                                         28,205,129.00
       Collateral Interest Certificate balance                                                             10,000,000.00
       Subordinated Transferor Certificate balance                                                         18,205,129.00

2.  Invested Amounts:
        Class A Invested Amount                                                                           200,000,000.00
        Class B Invested Amount                                                                            28,205,129.00
        Collateral Interest Invested Amount                                                                10,000,000.00
        Subordinated Transferor Invested Amount                                                            18,205,129.00

3.  Investor Charge Offs for the preceding Collection                                                                N/A
Period:

4.  Unreimbursed Investor Charge Offs                                                                                N/A


G.       Information Regarding the Current Monthly Distribution to
Certificatedholders (Payment Date Statement)

1.       Detail of Class A distributions:

         Total Class A distributions                                                                        1,028,333.33
         Class A interest distributions                                                                     1,028,333.33
         Class A principal distributions                                                                             N/A
         Total Class A distributions per $1000 original
         amount Class A                                                                                       5.1416667
         Certificate
         Class A interest distributions per $1000 original amount Class A                                     5.1416667
         Certificate
         Class A principal distributions per $1000 original amount Class A                                        N/A
         Certificate

2.  Detail of Class B distributions:
     Total Class B distributions                                                                              152,542.74
     Class B interest distributions                                                                           152,542.74
     Class B principal distributions                                                                                 N/A
     Total Class B distributions per $1000 original                                                            5.4083334
amount Class B Certificate
   Class B interest distributions per $1000 original                                                           5.4083334
amount Class B Certificate
   Class B principal distributions per $1000 original                                                                N/A
amount Class B Certificate

3.  Detail of Collateral Interest distributions:
     Total Collateral Interest distributions                                                                   46,538.20
     Collateral Interest interest distributions                                                                46,538.20
     Collateral Interest principal distributions                                                                     N/A
     Total Collateral Interest distributions per $1000                                                         4.6538200
original amount
     Collateral Interest interest distributions per                                                            4.6538200
$1000 original amount
     Collateral Interest principal distributions per                                                                 N/A
$1000 original amount

3.  Detail of Subordinated Transferor Interest distributions:                                                        N/A
         Subordinated Transferor Interest principal distributions
4.  Excess of Class A Certificate balance over class A                                                               N/A
Invested Amount
5.  Excess of Class B Certificate balance over Class B                                                               N/A
Invested Amount
6.  Excess of Collateral Interest balance over
Collateral Interest Invested                                                                                         N/A
     Amount
7.  Excess of Subordinated Transferor Interest balance over Subordinated                                             N/A
    Transferor Invested Amount


     H.  Information regarding the Servicer Letter of Credit and the Transferor
         Letter of Credit

1.       The Servicer Available Letter of Credit Amount as of the preceding                                  45,000,000.00
         Determination Date
2.       The Transferor Available Letter of Credit Amount as of the preceding                                15,000,000.00
         Determination Date

Both Letters of Credit were drawn down during the entire Collection Period

I.  The Series 1996-1 Pool Factors

1.     The Series 1996-1 Class A Pool Factor for the preceding Record Date
       (which represents the ratio of the amount of the Class A Invested Amount as of such Record Date [adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the following                                         1.00000000
       Distribution Date] to the Initial Class A Invested Amount [rounded to eight decimal places])

2.    The Series 1996-1 Class B Pool Factor for the preceding Record Date
      (which represents the ratio of the amount of the Class B Invested
      Amount  as of such Record Date [adjusted after taking into account
      any reduction in the Class B Invested Amount that will occur on the following                           1.00000000
      Distribution Date] to the Initial Class B Invested Amount [rounded to eight decimal places])

3.    The Series 1996-1 Collateral Interest Pool Factor for the preceding
      Record Date (which represents the ratio of the amount of the Collateral
      Interest Invested Amount as of such Record Date [adjusted after taking into account any reduction in the Collateral Interest Invested Amount
      that will occur on the following Distribution Date to the                                               1.00000000
      Initial  Collateral Interest Invested Amount rounded to eight decimal places])

4.    The Series 1996-1 Subordinated Transferor Pool Factor for the preceding
      Record Date (which represents the ratio of the amount of the  Subordinated
      Transferor Invested Amount as of such Record Date [adjusted  after taking into account any reduction in the Subordinated Transferor Invested Amount
      that will occur on the following                                                                        1.00000000
      Distribution Date] to  the Initial Subordinated Transferor Invested
      Amount [rounded to eight decimal places])


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned no Amortization  Event with respect to the Series 1996-1 Certificates has occurred.

The Portfolio Yield averaged for the preceding three Collection
Periods was not below the Base  Rate.

Adjustment will be made as of the related Transfer Date such that:
           - The Transferor Amount (plus any amounts under the
           Transferor Letter of Credit and the B/F Amount) will be greater than or equal to 7% of the Aggregate Invested
           Amount of all  outstanding Series issued by the Trust.

           - The Transferor Amount plus the B/F Amount and the
           Subordinated Transferor Invested Amount (plus the invested amount of any other subordinated Series which is retained by the Transferor and with respect to which no legal opinion is delivered characterizing such certificates as indebtedness for federal income tax purposes) will be greater than 7% of Aggregate
           Receivables on the last day of the related Collection
           Period.

IN WITNESS WHEREOF, the undersigned has duly executed this
           Certificate this 27th day of February,  1997.

                                            Bridgestone/Firestone, Inc.,
                                                     Servicer

                                             By:/s/
                                                Eugene E. Stephens
                                                Servicing Officer


Bridgestone/Firestone, Inc.
Bridgestone/Firestone Master Trust

     The undersigned, duly authorized representative of Bridgestone/Firestone, Inc. ("Bridgestone/Firestone"), as Servicer pursuant to the Pooling and Servicing Agreement as amended and restated through November 1, 1996
         (the "Agreement"), as supplement by the Series supplements, among Bridgestone/ Firestone, Firestone Retail Credit Corporation, as
         Transferor, and The Fuji Bank and Trust Company, as Trustee, does hereby certify the information set forth below:

     1. Capitalized terms in this Certificate have their respective meaning as set forth in the Agreement or Series Supplement as applicable; provided that the "related Collection Period" shall mean the Collection Period in the calendar month in which this Certificate delivered. This certificate is delivered pursuant to subsection 3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

     2.  Bridgestone/Firestone is the Servicer under the Agreement.

     3.  The undersigned is a Servicing Officer.

     4.  This Certificate relates to the Distribution Date occurring on February 19,
         1997, and the related Collection Period from January 19, 1997, through
         March 18, 1997.

A.      Information regarding the Bridgestone/Firestone Master Trust

1.      Aggregate Receivables as of the end of the related Collection Period:                          398,570,401.78
2.      Aggregate Invested Amount as of the end of the related Collection Period:                      386,514,394.19
3.      (a)     Transferor Amount as of the end of the related Collection Period (*):                    8,070,303.57
        (b)     B/F Amount as of the end of the related Collection Period:                               3,985,704.02
        (c)     Transferor Available Letter of Credit Amount for related Collection Period:             15,000,000.00
        (d)     Sum of (a), (b), and (c)                                                                27,056,007.59

4.      Item 3(d) as percentage of Item 2:                                                                    7.00%

5.      B/F Percentage as of the end of the related Collection Period:                                        1.00%

     * Includes Subordinated amounts for the Series, as determined for the related Collection Period of January 19, 1997, to February 18, 1997:

        Transferor Amount:                                                                            8,070,303.57
        -       Non-Subordinated                                                                      8,070,303.57
        -       Subordinated 1992-B                                                                           0.00

Form of Monthly Servicer's Certificate
"Bridgestone/Firestone, Inc."


     B.  Information regarding performance of the Bridgestone/Firestone Master
         Trust Receivable Pool

     1.  The Outstanding Receivable balance as of the beginning of the related
         Collection Period was equal to:                                                                419,567,664.98

     2.  The aggregate amount of billed periodic Finance Charges for the related
         Collection Period was equal to:                                                                  7,047,634.64

     3.  (a) The aggregate amount of Collections, exclusive of Recoveries and
         Merchant Fees, for the related Collection Period was equal to:                                  58,353,556.56

        (b)     Recoveries for the related Collection Period was equal to:                                  835,568.50

        (c)     Merchant Fees for the related Collection Period was equal to:                               350,000.00

        (c)     The aggregate balance of Collections for the related Collection Period was equal to:     59,539,125.06

4.      The aggregate amount of Principal Collections for the related Collection Period was equal to:    50,160,067.46

5.       The aggregate amount of Finance Charge Collections for the related
         Collection Period was equal to:                                                                  9,379,057.60

     6.  The aggregate amount of receivables for all Accounts which became
         Defaulted Receivables during the related Collection Period was equal to:                         4,483,933.67

     7.  The aggregate amount of Eligible Receivables arising under Accounts in
         the related Collection Period was equal to:                                                     42,565,200.11

     8.  The aggregate amount of adjustments to Receivables in the related
         Collection Period was equal to:                                                                    725,082.29

     9.  The outstanding Receivable balance as of the end of the related
         Collection Period was equal to (Items 1+2-3(a)-6+7-8):                                        405,617,927.21


10.     Delinquent Balances:
        The aggregate amounts of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing dates occurring during the related Collection Period:

       (a) 1-30 Days                                                                                     59,103,717.63
       (b) 31-60 Days                                                                                    18,574,766.75
       (c) 61-90 Days                                                                                     9,748,488.93
       (d) 91-120 Days                                                                                    6,686,389.63
       (e) 121-150 Days                                                                                   5,116,488.76
       (f) 151-180 Days                                                                                   4,104,935.47
          Total                                                                                         103,334,787.17

A. Information regarding Bridgestone/Firestone Master Trust Series 1996-1 Allocation
Percentages

1.   Floating Allocation Percentages:
     Defaulted Receivables/Principal Collections-
          Class A                                                                                              48.53%
          Class B                                                                                               6.84%
          Collateral Interest                                                                                   2.43%
          Subordinated Transferor Amount                                                                        4.42%

     Finance Charge Collections-
          Class A                                                                                              49.59%
          Class B                                                                                               6.99%
          Collateral Interest                                                                                   2.48%
          Subordinated Transferor Amount                                                                        4.51%

2.   Fixed Allocation Percentages:                                                                                 N/A

3.   The amount of Finance Charge Collections allocable to Series 1996-1
     (Floating Allocation Percentage, times Finance charge Collections);

          Class A                                                                                           4,651,156.78
          Class B                                                                                             655,932.39
          Collateral Interest                                                                                 232,557.84
          Subordinated Transferor Amount                                                                      423,374.55

4.   The amount of Defaulted Receivables ("Investor Default Amount") allocable to Series 1996-1 (Floating Allocation Percentage, times Defaulted Receivables);

          Class A                                                                                             2,176,026.17
          Class B                                                                                               306,875.49
          Collateral Interest                                                                                   108,801.31
          Subordinated Transferor Amount                                                                        198,074.19
5.   The amount of Principal Collections allocable to Series 1996-1:
     (a) During the Revolving Period (Floating Allocation Percentage, times
     Principal Collections);

          Class A                                                                                             24,342,380.51
          Class B                                                                                              3,432,899.91
          Collateral Interest                                                                                  1,217,119.03
          Subordinated Transferor Amount                                                                       2,215,780.89
     (b) During the Controlled Amortization or any Rapid Amortization Period
         (Fixed Allocation Percentage, times Principal Collections):                                                   N/A

B.   Information regarding the application of funds for the Series 1996-1
     Certificates, pursuant to Section 4.07 of the Series Supplement:

1.   Amounts applicable to Class A:
          Class A Monthly Interest                                                                              1,028,333.33
          Class A Investor Default Amount                                                                       2,176,026.17
          Class A Monthly Servicing Fee                                                                           333,333.33
          Reimbursement of Class A Investor Charge-Offs                                                                 N/A

2.   Amounts applicable to Class B:
          Class B Monthly Interest                                                                                 152,542.74
          Class B Investor Default Amount                                                                          306,875.49
          Class B Monthly Servicing Fee                                                                             47,008.55
          Reimbursement of Class B Investor Charge-Offs                                                                 N/A

3.   Amounts applicable to Collateral Interest:
          Collateral Interest Monthly Interest                                                                      46,520.83
          Collateral Interest Investor Default Amount                                                              108,801.31
          Collateral Interest Monthly Servicing Fee                                                                 16,666.67
          Reimbursement of Collateral Interest Investor Charge-Offs                                                     N/A

4.   Amounts applicable to Subordinated Transferor Amount:
          Subordinated Transferor Investor Default Amount                                                          198,074.19
          Subordinated Transferor Monthly Servicing Fee                                                             30,341.88
          Reimbursement of Subordinated Transferor Investor Charge-offs                                                 N/A

5.   Excess Finance Charge Collections applicable to:
          Class A                                                                                                 1,113,463.95
          Class B                                                                                                   149,505.61
          Collateral Interest                                                                                        60,569.03
          Subordinated Transferor Amount                                                                            194,958.48

6.   Required Amount:                                                                                                   N/A

7.   Reallocated Principal Collections                                                                                  N/A

C. Information on the application of Principal Collections deposited to the Collection Account for Series 1996-1 Certificates:

1.   Controlled Amortization due on Distribution Date:                                                                   N/A

2.   Monthly Principal deposited to the Collection Account for distribution to
     Certificateholders;                                                                                                 N/A

3.   Deficit Controlled Amortization Amount                                                                              N/A

D. Information on the application of Finance Charge Collections deposited to the Collection Account for Series 1996-1 Monthly Interest:

1.   Monthly Interest due on Distribution Date:

          Class A                                                                                                1,028,333.33
          Class B                                                                                                  152,542.74
          Collateral Interest                                                                                       46,520.83

2.   Monthly Interest deposited to the Collection Account on Distribution Date:

          Class A                                                                                                1,028,333.33
          Class B                                                                                                  152,542.74
          Collateral Interest                                                                                       46,520.83

E.   Information regarding Series 1996-1 Accrued and Unpaid Amounts

1.   The amount of Monthly Interest previously due but not paid on a prior
     Distribution Date:                                                                                                 N/A

2.   The amount of Additional Interest due on the current Distribution Date:                                            N/A

3.   The amount of Additional Interest previously due but not paid on a prior                                           N/A
     Distribution Date:

F.  Information Regarding Series 1996-1 Certificate Balances,
    Invested Amounts, and Investor
    Charge Offs:

1.  Certificate balances:
       Class A Certificate balance                                                                        200,000,000.00
       Class B Certificate balance                                                                         28,205,129.00
       Collateral Interest Certificate balance                                                             10,000,000.00
       Subordinated Transferor Certificate balance                                                         18,205,129.00

2.  Invested Amounts:
        Class A Invested Amount                                                                           200,000,000.00
        Class B Invested Amount                                                                            28,205,129.00
        Collateral Interest Invested Amount                                                                10,000,000.00
        Subordinated Transferor Invested Amount                                                            18,205,129.00

3.  Investor Charge Offs for the preceding Collection                                                                N/A
Period:

4.  Unreimbursed Investor Charge Offs                                                                                N/A


G.       Information Regarding the Current Monthly Distribution to
Certificatedholders (Payment Date Statement)

1.       Detail of Class A distributions:

         Total Class A distributions                                                                        1,028,333.33
         Class A interest distributions                                                                     1,028,333.33
         Class A principal distributions                                                                             N/A
         Total Class A distributions per $1000 original
         amount Class A                                                                                       5.1416667
         Certificate
         Class A interest distributions per $1000 original amount Class A                                     5.1416667
         Certificate
         Class A principal distributions per $1000 original amount Class A                                        N/A
         Certificate

2.  Detail of Class B distributions:
     Total Class B distributions                                                                              152,542.74
     Class B interest distributions                                                                           152,542.74
     Class B principal distributions                                                                                 N/A
     Total Class B distributions per $1000 original                                                            5.4083334
amount Class B Certificate
   Class B interest distributions per $1000 original                                                           5.4083334
amount Class B Certificate
   Class B principal distributions per $1000 original                                                                N/A
amount Class B Certificate

3.  Detail of Collateral Interest distributions:
     Total Collateral Interest distributions                                                                   46,520.83
     Collateral Interest interest distributions                                                                46,520.83
     Collateral Interest principal distributions                                                                     N/A
     Total Collateral Interest distributions per $1000                                                         4.6520830
original amount
     Collateral Interest interest distributions per                                                            4.6520830
$1000 original amount
     Collateral Interest principal distributions per                                                                 N/A
$1000 original amount

3.  Detail of Subordinated Transferor Interest distributions:                                                        N/A
         Subordinated Transferor Interest principal distributions
4.  Excess of Class A Certificate balance over class A                                                               N/A
Invested Amount
5.  Excess of Class B Certificate balance over Class B                                                               N/A
Invested Amount
6.  Excess of Collateral Interest balance over
Collateral Interest Invested                                                                                         N/A
     Amount
7.  Excess of Subordinated Transferor Interest balance over Subordinated                                             N/A
    Transferor Invested Amount


     H.  Information regarding the Servicer Letter of Credit and the Transferor
         Letter of Credit

1.       The Servicer Available Letter of Credit Amount as of the preceding                                  45,000,000.00
         Determination Date
2.       The Transferor Available Letter of Credit Amount as of the preceding                                15,000,000.00
         Determination Date

Both Letters of Credit were drawn down during the entire Collection Period

I.  The Series 1996-1 Pool Factors

1.     The Series 1996-1 Class A Pool Factor for the preceding Record Date
       (which represents the ratio of the amount of the Class A Invested Amount as of such Record Date [adjusted after taking into account any reduction
       in the Class A Invested Amount that will occur on the following                                         1.00000000
       Distribution Date] to the Initial Class A Invested Amount [rounded to eight decimal places])

2.    The Series 1996-1 Class B Pool Factor for the preceding Record Date
      (which represents the ratio of the amount of the Class B Invested
      Amount  as of such Record Date [adjusted after taking into account
      any reduction in the Class B Invested Amount that will occur on the following                           1.00000000
      Distribution Date] to the Initial Class B Invested Amount [rounded to eight decimal places])

3.    The Series 1996-1 Collateral Interest Pool Factor for the preceding
      Record Date (which represents the ratio of the amount of the Collateral
      Interest Invested Amount as of such Record Date [adjusted after taking into account any reduction in the Collateral Interest Invested Amount
      that will occur on the following Distribution Date to the                                               1.00000000
      Initial  Collateral Interest Invested Amount rounded to eight decimal places])

4.    The Series 1996-1 Subordinated Transferor Pool Factor for the preceding
      Record Date (which represents the ratio of the amount of the  Subordinated
      Transferor Invested Amount as of such Record Date [adjusted  after taking into account any reduction in the Subordinated Transferor Invested Amount
      that will occur on the following                                                                        1.00000000
      Distribution Date] to  the Initial Subordinated Transferor Invested
      Amount [rounded to eight decimal places])


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned no Amortization  Event with respect to the Series 1996-1 Certificates has occurred.

The Portfolio Yield averaged for the preceding three Collection
Periods was not below the Base  Rate.

Adjustment will be made as of the related Transfer Date such that:
           - The Transferor Amount (plus any amounts under the
           Transferor Letter of Credit and the B/F Amount) will be greater than or equal to 7% of the Aggregate Invested
           Amount of all  outstanding Series issued by the Trust.

           - The Transferor Amount plus the B/F Amount and the
           Subordinated Transferor Invested Amount (plus the invested amount of any other subordinated Series which is retained by the Transferor and with respect to which no legal opinion is delivered characterizing such certificates as indebtedness for federal income tax purposes) will be greater than 7% of Aggregate
           Receivables on the last day of the related Collection
           Period.

IN WITNESS WHEREOF, the undersigned has duly executed this
           Certificate this 27th day of February,  1997.

                                            Bridgestone/Firestone, Inc.,
                                                     Servicer

                                             By:/s/
                                                Eugene E. Stephens
                                                Servicing Officer